EXHIBIT 32.1

                          CERTIFICATION PURSUANT TO

                           18 U.S.C. SECTION 1350,

                           AS ADOPTED PURSUANT TO

                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Regal One Corporation (the "Registrant") for the period ending March 31, 2014, (the "Report") as filed with the Securities and Exchange Commission on the date hereof, I, Charles J. Newman, Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1) the Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of the operation of the Registrant.

/s/ Charles J. Newman

By: Charles J. Newman

Chief Executive Officer and Chief Financial Officer

Date: May 14, 2014